UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2003


                         National Technical Systems, Inc
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


                  0-16438                       95-4134955
           (Commission File No.)    (IRS Employer Identification No.)


                       24007 Ventura Boulevard, Suite 200
                           Calabasas, California 91302
              (Address of principal executive offices and Zip Code)


       Registrant's telephone number, including area code: (818) 591-0776

           ___________________________________________________________
          (Former name or former address, if changed since last report)






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Item 7.  Financial Statements and Exhibits

(c) Exhibits

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

99.1                Press Release dated April 28, 2003.



Item 9.  Regulation FD Disclosure

      Results of Operations and Financial Condition
      ---------------------------------------------

      In accordance with SEC Release No. 34-47583, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

      On April 28, 2003, the registrant issued a press release announcing financial results for the fiscal year ended January 31, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.
































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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2003           NATIONAL TECHNICAL SYSTEMS, INC.

                                By:  /s/ Lloyd Blonder
                                   _____________________________________
                                   Lloyd Blonder
                                   Senior Vice President/Chief Financial Officer










































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


                                  EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

99.1                Press Release dated April 28, 2003.













































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